SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

STERLING BANCORP
(Exact Name of Registrant as Specified in Charter)

    Delaware          001-35385      80-0091851
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
of Incorporation) Identification No.)

400 Rella Boulevard, Montebello, New York                          10901
(Address of Principal Executive Offices)                         (Zip Code)

Registrant’s telephone number, including area code:    (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-KA filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 27, 2015, Sterling Bancorp (the “Registrant”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the Registrant’s financial results for the second-quarter 2015.  This Amendment No. 1 to the Current Report on Form 8-K/A is provided to include the referenced Exhibit 99.1 Press Release of Sterling Bancorp, dated July 27, 2015.

Item 2.02. Results of Operations and Financial Condition
On July 27, 2015, Sterling Bancorp (the “Company”) issued a press release regarding its results for the quarter ended June 30, 2015. The press release is included as Exhibit 99.1 to this report.

The information contained in this report, including Exhibit 99.1 attached hereto, is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

The release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Sterling Bancorp, dated July 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

DATE: July 27, 2015	By:/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sterling Bancorp, dated July 27, 2015